Exhibit 99.1

CHINA UNISTONE ACQUISITION CORP. ANNOUNCES EXPECTED SPECIAL
MEETING DATE, EXPECTED RECORD DATE, AND
CERTAIN PROXY VOTING PROCEDURES

NEW YORK, NEW YORK, October 25, 2006—China Unistone Acquisition Corp. (OTC Bulletin Board: CUAQ) (“China Unistone”), a public company organized for the purpose of acquiring businesses in China, announced today it has set a record date of October 27, 2006 for its special meeting of stockholders to be held on November 21, 2006. Stockholders of record as of October 27, 2006 will be invited to attend the special meeting and vote on three proposals, including (i) the approval of the acquisition of Beijing Sihitech Co., Ltd. and its subsidiaries and of Beijing e-Channels Century Technology Co., Ltd., (ii) the merger of China Unistone into its wholly owned subsidiary located in the British Virgin Islands for the purpose of redomestication of the corporation, and (iii) approval of the China Unistone 2006 Performance Equity Plan. A proxy statement, which explains each of these proposals in detail, will be mailed to each stockholder of record once finalized.

Certain Proxy Voting Procedures

Pursuant to China Unistone’s certificate of incorporation, each China Unistone stockholder who holds shares of common stock issued in China Unistone’s initial public offering has the right to vote against the acquisition proposal and demand that, if the acquisition is consummated, China Unistone convert such stockholder’s shares into cash equal to a pro rata portion of the funds held in China Unistone’s trust account, calculated as of the record date for the special meeting. If the holders of 20% (690,000) or more shares of common stock issued in China Unistone’s initial public offering vote against the acquisition proposal and properly exercise their conversion rights, China Unistone will not consummate the business combination.

If you are considering a vote against the acquisition proposal and the conversion of your shares of China Unistone common stock into cash, please contact Morrow & Co., China Unistone’s proxy solicitor, at (800) 607-0088, or James Preissler, our Chief Financial Officer and Secretary, at (631) 269-7355, for further information and instructions.

Ensuring Your Vote is Counted

In advance of the record date, China Unistone advises holders of its securities to move these securities into accounts which do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to common shares beneficially owned by stockholders are properly counted. Beneficial owners of common shares that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.

In connection with the proposed acquisition, China Unistone has filed a preliminary proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT THAT WILL BE MAILED TO ALL STOCKHOLDERS OF RECORD BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by China Unistone at the Securities and Exchange Commission’s web site at www.sec.gov.

China Unistone and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed acquisition. Information concerning the interests of China Unistone’s participants in the solicitation is set forth in China Unistone’s proxy statement that will be mailed to all stockholders of record.

Questions and inquiries for further information may be directed to James Preissler, Chief Financial Officer and Secretary, of China Unistone Financial Inc.  He can be reached via telephone at (631) 269-7355.

Forward Looking Statements

This press release includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of China Unistone’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: approval of the acquisition by the stockholders of the companies; the number and percentage of China Unistone stockholders voting against the proposed acquisition and seeking conversion; the number and percentage of China Unistone’s stockholders abstaining from any vote; the operating of a business in China; the competitive environment in the financial services industry in China, as well as other relevant risks detailed in China Unistone’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. China Unistone assumes no obligation to update the information contained in this press release.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of China Unistone and does not constitute an offer of any securities of

China Unistone for sale. Any solicitation of proxies will be made only by the proxy statement of China Unistone that will be mailed to all stockholders. Investors and security holders of China Unistone are urged to read the proxy statement and appendices thereto when they become available, because they will contain important information about China Unistone and the business to be acquired.